Exhibit 99.1

This Statement on Form 3 is filed jointly by the Reporting Persons listed below. The principal business address of each of these Reporting Persons is 333 South Grand Avenue, 28th Fl., Los Angeles, CA 90071.

Name of Designated Filer: OCM POF IV AIF GAP HOLDINGS, L.P.

Date of Event Requiring Statement: July 23, 2014

Issuer Name and Ticker or Trading Symbol:   TSQ

OCM POF IV AIF GAP HOLDINGS, L.P.

By:	OCM/GAP Holdings IV, Inc.
Its:	General Partner

By:	/s/	Lisa Arakaki
Name:		Lisa Arakaki
Title:		Authorized Signatory

By:	/s/	Richard Ting
Name:		Richard Ting
Title:		Authorized Signatory

OCM/GAP HOLDINGS IV, INC.

By:	/s/	Lisa Arakaki
Name:		Lisa Arakaki
Title:		Authorized Signatory

By:	/s/	Richard Ting
Name:		Richard Ting
Title:		Authorized Signatory

OCM PRINCIPAL OPPORTUNITIES FUND IV AIF (DELAWARE), L.P.

By:	Oaktree Fund AIF Series, L.P. – Series B
Its:	General Partner

By:	Oaktree Fund GP AIF, LLC
Its:	General Partner

By:	Oaktree Fund GP III, L.P.
Its:	Managing Member

By:	/s/	Lisa Arakaki
Name:		Lisa Arakaki
Title:		Authorized Signatory

By:	/s/	Richard Ting
Name:		Richard Ting
Title:		Authorized Signatory

OAKTREE FUND AIF SERIES, L.P. - SERIES B

By:	Oaktree Fund GP AIF, LLC
Its:	General Partner

By:	Oaktree Fund GP III, L.P.
Its:	Managing Member

By:	/s/	Lisa Arakaki
Name:		Lisa Arakaki
Title:		Authorized Signatory

By:	/s/	Richard Ting
Name:		Richard Ting
Title:		Authorized Signatory

OAKTREE FUND AIF SERIES, L.P. - SERIES I

By:	Oaktree Fund GP AIF, LLC
Its:	General Partner

By:	Oaktree Fund GP III, L.P.
Its:	Managing Member

By:	/s/	Lisa Arakaki
Name:		Lisa Arakaki
Title:		Authorized Signatory

By:	/s/	Richard Ting
Name:		Richard Ting
Title:		Authorized Signatory

OCM PF/FF RADIO HOLDINGS PT, L.P.

By:	Oaktree Fund AIF Series, L.P. – Series D and Oaktree Fund AIF Series, L.P. – Series I
Its:	General Partner

By:	Oaktree Fund GP AIF, LLC
Its:	General Partner

By:	Oaktree Fund GP III, L.P.
Its:	Managing Member

By:	/s/	Lisa Arakaki
Name:		Lisa Arakaki
Title:		Authorized Signatory

By:	/s/	Richard Ting
Name:		Richard Ting
Title:		Authorized Signatory